Third Quarter 2021 Financial Review and Analysis (preliminary, unaudited) October 27, 2021 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. Exhibit 99.2

Safe Harbor Statement Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to the acquisition of Vestcom, including its anticipated benefits, financing and effect on our long-term targets and future financial results. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (i) the impacts to underlying demand for our products and/or foreign currency fluctuations from global economic conditions, political uncertainty, changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; and (iv) the execution and integration of acquisitions, including the acquisition of Vestcom. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: COVID-19 International Operations – worldwide and local economic and market conditions; changes in political conditions; and fluctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets Our Business – changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; fluctuations in demand affecting sales to customers; execution and integration of acquisitions, including the acquisition of Vestcom; selling prices; fluctuations in the cost and availability of raw materials and energy; the impact of competitive products and pricing; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers Vestcom acquisition – significant transaction costs or unknown or inestimable liabilities; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company; and the possibility that, if we do not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of our common stock could decline Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets Information Technology – disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; and data security breaches Human Capital – recruitment and retention of employees; fluctuations in employee benefit costs; and collective labor arrangements Our Indebtedness – credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; volatility of financial markets; fluctuations in interest rates; and compliance with our debt covenants Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases Legal and Regulatory Matters – protection and infringement of intellectual property and impact of legal and regulatory proceedings, including with respect to environmental, health and safety, anti-corruption and trade compliance Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2020 Form 10-K, filed with the Securities and Exchange Commission on February 25, 2021, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results that are prepared in accordance with GAAP. Based upon feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-10 to news release dated October 27, 2021). Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on investments, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP financial measures described below in the accompanying news release and presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, the calendar shift resulting from the extra week in the prior fiscal year and currency adjustment for transitional reporting of highly inflationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency fluctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to the enactment of the U.S. Tax Cuts and Jobs Act ("TCJA"), where applicable, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by weighted average number of common shares outstanding, assuming dilution. We believe that adjusted operating margin, adjusted EBITDA margin, adjusted net income, and adjusted EPS assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Net debt to adjusted EBITDA ratio refers to total debt (including finance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Free cash flow refers to cash flow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash flow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com

Third Quarter 2021 Review Continued to deliver strong results amidst dynamic supply environment Vestcom acquisition closed in Q3; modest EPS accretion expected for FY21 Reported sales increased 20% Sales growth ex. currency (non-GAAP) of 17%; organic sales growth (non-GAAP) of 14% Compared to 2019, sales growth ex. currency of 16%; organic sales growth of 10% Strong volume growth in addition to the impact of higher prices Reported operating margin of 11.7%, down 60 bps Adj. EBITDA margin (non-GAAP) of 15.4%, down 70 bps vs. 2020 (up 120 bps vs. 2019) Strong performance despite supply chain disruptions and impacts of price increases and inflationary pressures Reported EPS of $1.96, up 9%; adj. EPS (non-GAAP) of $2.14, up 12% vs. 2020 (up 29% vs. 2019) YTD free cash flow (non-GAAP) of $639 mil., up $298 mil. FY21 adj. EPS guidance raised to $8.80 to $8.95; midpoint up 25% vs. 2020 and 34% vs. 2019 Organic sales growth outlook at high end of previous range ~15% Now expecting sequential inflation in Q4; price increases underway with customary ~3 month lag

Operational/Market Update

As pandemic evolves, continue to adapt world-class safety protocols

- Safety and well-being of employees remains our top priority
- Parts of the world, particularly South Asia, experienced a surge in COVID-19 cases in Q3
  - RBIS Vietnam in particular was significantly constrained for the majority of Q3
  - All manufacturing locations now largely operational

Continue to actively manage dynamic supply and demand environment

- Demand across majority of businesses/regions remains very strong
- Raw materials, freight and labor availability (particularly in the U.S.) continue to be constrained
- Lead times remain elevated given demand and supply imbalance
- Continuing to leverage our global scale, working closely with customers/suppliers to minimize disruptions

Inflation remains persistent in the materials businesses, with further sequential inflation in Q4

- Anticipate ~10% inflation for FY21; up nearly 20% in Q4 (~$600 mil. annualized inflation)
- Additional pricing and material re-engineering actions being implemented

Team continues to demonstrate agility and leverage scenario planning to deliver for all stakeholders

October 27, 2021 Third Quarter 2021 Financial Review and Analysis AVERY DENNISON 5

Quarterly Sales Trend Analysis 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Reported Sales Change (1.0%) (14.9%) (1.8%) 12.3% 19.1% 37.5% 19.8% Organic Sales Change 0.3% (13.7%) (3.6%) 3.2% 8.8% 28.1% 13.9% Acquisitions/Divestitures 0.7% 1.7% 2.3% 2.0% 2.1% 1.1% 3.0% Sales Change Ex. Currency* 1.0% (12.0%) (1.3%) 5.2% 10.9% 29.2% 17.0% Extra Week Impact - - - 4.9% 3.8% - - Currency Translation (1.9%) (2.9%) (0.5%) 2.3% 4.4% 8.3% 2.8% Reported Sales Change* (1.0%) (14.9%) (1.8%) 12.3% 19.1% 37.5% 19.8% *Totals may not sum due to rounding.

Organic Sales Change 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 LGM 2% (5%) (3%) 4% 8% 16% 14% LPM 3% 0% (2%) 5% 7% 12% 15% Graphics & Reflective (5%) (31%) (8%) (5%) 9% 49% 11% RBIS* (1%) (36%) (5%) 3% 9% 72% 14% IHM (8%) (21%) (8%) 1% 16% 33% 15% Total Company 0% (14%) (4%) 3% 9% 28% 14% Total Company Sales Change Ex. Currency 1% (12%) (1%) 5% 11% 29% 17% Quarterly Sales Trend Analysis (cont.) * Q3 2021 Intelligent Labels sales up ~15% on organic basis compared to prior year (up ~40% vs. 2019)

Third Quarter Sales Growth and Operating Margin Comparison Operating Margin Reported Operating Margin Adj. (Non-GAAP) EBITDA Margin Adj. (Non-GAAP) 3Q21 3Q20 3Q19 3Q21 3Q20 3Q19 3Q21 3Q20 3Q19 Label and Graphic Materials 13.7% 15.1% 13.4% 13.8% 15.2% 13.5% 15.9% 17.5% 15.6% Retail Branding and Information Solutions 11.0% 11.0% 11.2% 13.8% 12.1% 11.5% 18.7% 16.5% 14.8% Industrial and Healthcare Materials 9.6% 7.9% 10.4% 9.9% 12.1% 11.0% 13.4% 16.6% 14.7% Total Company 11.7% 12.3% 11.3% 12.4% 13.1% 11.7% 15.4% 16.1% 14.2% Third Quarter Sales Growth Reported Ex. Currency (‘21 vs. ‘20) Ex. Currency (‘21 vs. ‘19) Organic (‘21 vs. ‘20) Organic (‘21 vs. ‘19) Label and Graphic Materials 17.5% 14.6% 11.6% 14.0% 11.2% Retail Branding and Information Solutions 24.5% 22.2% 29.2% 13.5% 8.7% Industrial and Healthcare Materials 23.9% 20.0% 11.0% 14.9% 6.4% Total Company 19.8% 17.0% 15.6% 13.9% 10.1%

Third Quarter 2021 Results

Label and Graphic Materials

Reported sales increased 18% to $1.3 bil.
Sales were up 15% ex. currency (up 12% vs. 2019) and 14% organically (up 11% vs. 2019)

- Label and Packaging Materials up ~15% organically, with strong growth in both the high value product categories and the base business
- Combined Graphics and Reflective Solutions up ~11% organically
- Organically, North America and emerging markets both up low double digits and Western Europe up more than 20%

Reported operating margin decreased 140 bps to 13.7%

- Adjusted operating margin decreased 140 bps to 13.8% as the benefit of higher volume/mix, net of supply chain disruptions, was more than offset by the net impact of pricing and raw material costs and higher employee-related costs
- The higher revenue base from price increases alone, with no corresponding incremental operating income as they are offsetting inflation, reduced margin by ~75 bps in the third quarter


Product Category
3%
7%
22%
High Value Categories
~32%
68%
2020 Sales by Product
Base (Label & Graphics)
Specialty/Durables Labels
Specialty Graphics
Reflectives


End Market
7%
30%
25%
Emerging Markets
~40%
10%
27%
2020 Sales by Geography
U.S. & Canada
Western Europe
E. Europe & MENA
Asia Pacific
Latin America

October 27, 2021 Third Quarter 2021 Financial Review and Analysis AVERY DENNISON 9

Third Quarter 2021 Results

Retail Branding and Information Solutions

Reported sales increased 25% to $531 mil.
Sales were up 22% ex. currency (up 29% vs. 2019) and 14% organically (up 9% vs. 2019)

- Strong growth in both the high value product categories and the base business
- Intelligent Labels up ~15% organically (up ~40% vs. 2019)

Reported operating margin flat to prior year at 11.0%

- Adjusted operating margin increased 170 bps to 13.8% as the benefits from higher volume and productivity were partially offset by the headwind from prior year temporary cost reduction actions, higher employee-related costs and growth investments

Vestcom acquisition closed in Q3

- Expands RBIS' role managing variable data in adjacent markets
- Accelerates portfolio shift to high value categories
- Above average sales growth and margin profile
- Modest EPS accretion expected FY21


Product Category
5%
7%
30%
57%
High Value Categories
~37%
2020 Sales by Product
Base Tags & Labels
Intelligent Labels
Ext. Embellishments
AIDC(1) Solutions


Estimated End Market
10%
33%
56%
2020 Sales by Geography
U.S. & Canada
Europe
Asia Pacific
Latin America

(1) Automatic Identification and Data Capture ("AIDC")

October 27, 2021 Third Quarter 2021 Financial Review and Analysis
AVERY DENNISON 10

Industrial and Healthcare Materials Reported sales increased 24% to $195 mil. Sales were up 20% ex. currency (up 11% vs. 2019) and 15% organically (up 6% vs. 2019) Industrial categories up high-teens Healthcare up high-single digits Reported operating margin increased 170 bps to 9.6% Adjusted operating margin decreased 220 bps to 9.9% as the benefit from higher volume/mix, net of supply chain disruptions, was more than offset by the net impact of pricing, freight and raw material costs and higher employee-related costs 2020 Sales by Product Automotive Other Industrial Healthcare Retail 2020 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America Third Quarter 2021 Results High Value Categories ~74% Estimated End Market Product Category

2021 EPS Guidance

	Previous	Updated
Reported EPS	**$8.50 – $8.80**	**$8.55 – $8.70**
Add Back: **Est. restructuring costs and other items**	**~$0.15**	**~$0.25**
Adjusted EPS (non-GAAP)	**$8.65 – $8.95**	**$8.80 – $8.95**

Contributing Factors to 2021 Results

- Reported sales growth of ~20%; ~3.5% currency tailwind; ~1.5% extra week impact headwind
  - Ex. currency growth of ~18% (previously 14% to 16%); ~3% benefit from M&A
  - Organic sales growth of ~15% (previously 13% to 15%)
- FY headwind of ~$0.15 from calendar shift (Q1 tailwind of ~$0.15, Q4 headwind of ~$0.30)
- Currency translation benefit to operating income of ~$30 mil. (previously ~$35 mil.)
- Incremental savings of ~$60 mil. from restructuring actions, net of transition costs
- Pace of investment expected to accelerate throughout the year
- Tax rate in mid-twenty percent range
- Avg. shares outstanding (assuming dilution) of ~83.5 mil.
- Free cash flow of $700+ mil.

October 27, 2021 Third Quarter 2021 Financial Review and Analysis AVERY DENNISON 12

Thank you